TRANSAMERICA SERIES TRUST

Transamerica Small/Mid Cap Value VP

Transamerica TS&W International Equity VP

Supplement to the Currently Effective Prospectus, Summary Prospectuses

and Statement of Additional Information

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Thompson, Siegel & Walmsley LLC (“TSW”) is the sub-adviser to Transamerica Small/Mid Cap Value VP and Transamerica TSW International Equity VP (each, a “portfolio” and together, the “portfolios”) pursuant to an investment sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM”), each portfolio’s investment manager, and TSW dated January 23, 2023 that was recently approved by the Board of Trustees of the portfolios.

On January 23, 2023, Perpetual Limited acquired 100% of the business of Pendal Group Limited, formerly the indirect equity owner of TSW. This transaction constituted an “assignment” of the prior investment sub-advisory agreement between TAM and TSW within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). An investment advisory agreement automatically terminates upon its assignment under the 1940 Act.

Each portfolio’s investment objective, principal investment strategies, principal risks, portfolio managers, investment manager and investment management and sub-advisory fee schedules remain the same.

Effective immediately, the following replaces the information relating to TSW in the Prospectus in the sub-section entitled “Further Information About Each Sub-Adviser” under the section entitled “Shareholder Information – Sub-Adviser(s)”:

Thompson, Siegel & Walmsley LLC is an indirect wholly-owned subsidiary of Perpetual Limited. Thompson, Siegel & Walmsley LLC has been a registered investment adviser since 1970. As of December 31, 2022, Thompson, Siegel & Walmsley LLC had approximately $19.4 billion in total assets under management.

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Investors Should Retain this Supplement for Future Reference

January 24, 2023